Exhibit 10.2

Amendment Agreement

PMI Mortgage Insurance Co.

QBE Holdings (AAP) Pty Limited

QBE Insurance Group Limited

Share Sale Agreement

Australia

Allens Arthur Robinson

Deutsche Bank Place

Corner Hunter and Phillip Streets

Sydney NSW 2000 Australia

Tel +61 2 9230 4000

Fax +61 2 9230 5333

www.aar.com.au

© Copyright Allens Arthur Robinson, Australia 2008

Amendment

Table of Contents

1. Definitions and Interpretation	1

2. Amendments	1

3. Effective Date	2

4. Remaining Provisions Unaffected	2

5. Governing Law and Jurisdiction	2

6. Counterparts	3

Schedule	4

Schedule 11 – Adjustment to Value of the Note for the HK Sale Agreement	4

Page (i)

Amendment

Date	29 August 2008

Parties

1.	PMI Mortgage Insurance Co. of 3003 Oak Road, Walnut Creek, CA 94597, United States of America (the Vendor).

2.	QBE Holdings (AAP) Pty Limited ABN 26 000 005 881 of Level 2, 82 Pitt Street, Sydney NSW 2000, Australia (the Purchaser).

3.	QBE Insurance Group Limited ABN 28 008 485 014 of Level 2, 82 Pitt Street, Sydney NSW 2000, Australia (the Note Issuer).

Recitals

A	The Vendor, the Purchaser and the Note Issuer are parties to a Share Sale Agreement dated 14 August 2008 (the Principal Share Sale Agreement) under which the Vendor has agreed to sell to the Purchaser all of the issued shares in PMI Mortgage Insurance Australia (Holdings) Pty Limited on the terms set out in the Principal Share Sale Agreement.

B	The parties wish to amend the Principal Share Sale Agreement in the manner set out in this Agreement.

It is agreed as follows.

1.	Definitions and Interpretation

(a)	Words which are defined in the Principal Share Sale Agreement and which are used in this Agreement have the same meaning in this Agreement as in the Principal Share Sale Agreement, unless the context requires otherwise.

(b)	The provisions of clauses 1.2 and 1.3 of the Principal Share Sale Agreement form part of this Agreement as if set out in full in this Agreement.

2.	Amendments

The Principal Share Sale Agreement is amended as follows.

(a)	Clause 6

In clause 6, the following paragraph is inserted after paragraph (b).

(c) The parties agree to comply with Schedule 11.

Amendment

(b)	Schedule 4 – Form of Note Deed

In the form of Note Deed which is set out in Schedule 4:

(i)	In clause 1.1, after the definition of Governmental Entity, the following definition is inserted.

HK Note means the note deed issued pursuant to and in accordance with the HK Sale Agreement between the Note Issuer and The PMI Group, Inc.

(ii)	In clause 1.1, after the definition of HK Note, the following definition is inserted.

HK Sale Agreement means the share sale deed dated on or around 29 August 2008 between The PMI Group, Inc., QBE Holdings (AAP) Pty Limited and QBE Insurance Group Limited in relation to the sale of the shares in PMI Mortgage Insurance Asia Limited.

(iii)	the following paragraph is inserted after paragraph 7(b).

(c)	subject to completion of the transaction under the HK Sale Agreement in accordance with and subject to its terms (including without limitation the issuing of the HK Note), and to the extent that there is an Australian Note Shortfall as defined in the Share Sale Agreement, then the Principal and Interest will be reduced to the extent and in accordance with the mechanism provided for in Schedule 11 of the Share Sale Agreement.

(c)	New Schedule 11

The schedule to this Agreement is inserted as Schedule 11.

3.	Effective Date

This Agreement takes effect, and the parties agree to be bound by the Principal Share Sale Agreement as amended by this Agreement, from the date of this Agreement (the Effective Date).

4.	Remaining Provisions Unaffected

Except as specifically amended by this Agreement, all terms and conditions of the Principal Share Sale Agreement remain in full force and effect. With effect from the Effective Date (as defined in clause 3), the Principal Share Sale Agreement as amended by this Agreement is to be read as a single integrated document incorporating the amendments effected by this Agreement.

5.	Governing Law and Jurisdiction

(a)	This Agreement is governed by the laws of the State of New South Wales.

(b)	Each party irrevocably and unconditionally:

(i)	submits to the non-exclusive jurisdiction of the courts of New South Wales in connection with any suit, action or proceeding arising out of or relating to this Agreement;

(ii)	waives, to the fullest extent it may legally and effectively do so, any defence or objection based on absence of jurisdiction or inconvenient forum; and

Amendment

(iii)	consents to service of process in the manner provided for Notices in clause 33 of the Principal Share Sale Agreement, provided that nothing in this Agreement will affect the right of any party to serve process in any other manner permitted by law.

(c)	The Vendor appoints Allens Arthur Robinson or their successor in Australia as its agent for service.

6.	Counterparts

This Agreement may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

Amendment

Schedule

Schedule 11 – Adjustment to Value of the Note for the HK Sale Agreement

1.	Subject to completion of the transaction under the HK Sale Agreement in accordance with and subject to its terms (including without limitation the issuing of the HK Note) and subject to paragraph 2 below, if the value of the HK Note has been reduced to nil, the Note Issuer is entitled to reduce the value of the Note (principal and interest) by an amount equal to the Australian Note Shortfall.

2.	The Purchaser shall not make a claim under the Reinsurance Cover in respect of any portion of the Australian Note Shortfall which has been applied as a reduction to the Note in accordance with this Schedule 11.

3.	In this Schedule 11:

Australian Note Shortfall means any excess described in paragraph 6 of Schedule 3 of the HK Sale Agreement in respect of which:

(a)	the Note Issuer has not made a reduction under the HK Note; and

(b)	the Note Issuer has not made a reduction under the Note in accordance with this Schedule 11.

HK Note means the note deed issued pursuant to and in accordance with the HK Sale Agreement between the Note Issuer and The PMI Group, Inc.

Reinsurance Cover has the meaning given in Schedule 6.

Amendment

Executed as an agreement

Executed by PMI Mortgage Insurance Co:

/s/ Donald P. Lofe, Jr.	/s/ Andrew Cameron
Director Signature	Director/Secretary Signature

Donald P. Lofe, Jr.	Andrew Cameron
Print Name	Print Name

Executed in accordance with section 127 of the Corporations Act 2001 by QBE Holdings (AAP) Pty Limited:

/s/ Frank O’Halloran	/s/ Duncan Ramsay
Director Signature	Director/Secretary Signature

Frank O’Halloran	Duncan Ramsay
Print Name	Print Name

Executed in accordance with section 127 of the Corporations Act 2001 by QBE Insurance Group Limited:

/s/ Frank O’Halloran	/s/ Duncan Ramsay
Director Signature	Director/Secretary Signature

Frank O’Halloran	Duncan Ramsay
Print Name	Print Name